SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 5, 2005

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2100 East Grand Avenue	90245
El Segundo, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 5, 2005, the Registrant amended the following documents to address the impact of Section 409A of the Internal Revenue Code:
(1) Computer Sciences Corporation Deferred Compensation Plan
(2) Computer Sciences Corporation Supplemental Executive Retirement Plan
(3) Computer Sciences Corporation Severance Plan For Management and Key Employees
(4) Employment Agreement with Van B. Honeycutt
(5) Amendment to Restricted Stock Unit Agreements with directors
The amendments are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: December 6, 2005	By /s/ Donald G. DeBuck
Donald G. DeBuck
Vice President and Controller

EXHIBIT INDEX

Exhibit

10.1	Amendment and Restatement of the Computer Sciences Corporation Deferred Compensation Plan, effective as of January 1, 2005
10.2	Amendment and Restatement of the Computer Sciences Corporation Supplemental Executive Retirement Plan, effective as of January 1, 2005
10.3	Computer Sciences Corporation Severance Plan For Management and Key Employees, as amended and restated as of January 1, 2005
10.4	Amendment No. 2 to Employment Agreement with Van B. Honeycutt, effective as of December 5, 2005
10.5	Form of Amendment to Restricted Stock Unit Agreements with directors, effective as of December 5, 2005